OPTIMUM FUND TRUST

Optimum Large Cap Value Fund
(the “Fund”)

Supplement to the Fund’s Prospectus dated July 29, 2019

Effective December 31, 2019, the following replaces the information in the section entitled “Fund summaries — Optimum Large Cap Value Fund — Who manages the Fund? — Sub-advisors — Massachusetts Financial Services Company”:

Portfolio managers	Title with MFS	Start date on the Fund
Katherine Cannan	Investment Officer	December 2019
Nevin Chitkara	Investment Officer	May 2006
Steven Gorham, CFA*	Investment Officer	August 2003
*Effective Dec. 31, 2020, Steven Gorham will no longer be a portfolio manager of the Fund.

Effective December 31, 2019, the following replaces the second paragraph of the biographical information in the section entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Large Cap Value Fund”:

Steven Gorham, Investment Officer, Nevin Chitkara, Investment Officer, and Katherine Cannan, Investment Officer, have primary responsibility for the day-to-day portfolio management of MFS’ share of the Fund’s assets. Messrs. Gorham and Chitkara and Ms. Cannan have been employed in the investment area of MFS since 1992, 1997 and 2013, respectively. Messrs. Gorham and Chitkara and Ms. Cannan have held their Fund responsibilities since the inception of the Fund, May 2006 and December 2019, respectively.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated December 20, 2019.